As filed with the Securities and Exchange Commission on January 3, 2003
                                                   Registration No. 333-64529-01
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       To
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                                 CIT GROUP INC.
               (Exact name of registrant specified in its charter)

         Delaware                        6146                    65-1051227
(State or other jurisdiction       (Primary Standard          (I.R.S. Employer
    of incorporation or        Industrial Classification     Identification No.)
       organization)                 Code Number)

                           1211 Avenue of the Americas
                            New York, New York 10036
                                 (212) 536-1950
                         (Address of principal executive
                                    offices)

           ROBERT J. INGATO, esq.                               Copies to:
Executive Vice President and General Counsel            PAUL N. WATTERSON, ESQ.
               CIT GROUP INC.                           SCHULTE ROTH & ZABEL LLP
                1 CIT Drive,                                919 Third Avenue
           Livingston, NJ  07039                        New York, New York 10022
              (973) 740-5000
  (Name and address of agent for service)

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

                           TERMINATION OF REGISTRATION

      This Post-Effective Amendment No.1 relates to the Registration Statement on Form S-3 (Registration No. 333-64529-01) which was filed on September 29, 1998 and became effective on June 14, 1999 (the "Registration Statemement"), and which pertains only to the registration by the undersigned Registrant of the limited guarantee thereunder. The name of the Registrant at the time the Registration Statement for the limited guarantee was filed was The CIT Group, Inc. No limited guarantees have been issued by the Registrant pursuant to this Registration Statement.

      The undersigned  Registrant hereby removes and withdraws from registration
the  limited  guarantee  registered  pursuant  to  Registration   Statement  No.
333-64529-01.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post Effective Amendment No. 1 to Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on December 16, 2002.

                                CIT GROUP INC.

                                By: /s/ Robert J. Ingato
                                    --------------------------------------
                                    Robert J. Ingato
                                    Executive Vice President and General Counsel

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

              Signature and Title                                    Date
              -------------------                                    ----

            /s/ Albert R. Gamper, Jr.                          December 16, 2002
------------------------------------------------
              Albert R. Gamper, Jr.
President, Chief Executive Officer, and Director
         (Principal executive officer)

               /s/ John S. Chen                                December 16, 2002
------------------------------------------------
                  John S. Chen
                    Director

            /s/ William A. Farlinger                           December 16, 2002
------------------------------------------------
              William A. Farlinger
                    Director

               /s/ Thomas H. Kean                              December 16, 2002
------------------------------------------------
                 Thomas H. Kean
                    Director

            /s/ Edward J. Kelly, III                           December 16, 2002
------------------------------------------------
              Edward J. Kelly, III
                    Director

               /s/ Peter J. Tobin                              December 18, 2002
------------------------------------------------
                 Peter J. Tobin
                    Director

              /s/ Joseph M. Leone                              December 16, 2002
------------------------------------------------
                Joseph M. Leone
   Executive Vice President, Chief Financial
              Officer and Director
  (principal financial and accounting officer)